Contact:    Franklin Resources, Inc.
            Investor Relations: Alan Weinfeld (650) 525-8900
            Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com

--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

                  FRANKLIN RESOURCES, INC. ANNOUNCES FIRST QUARTER RESULTS

      SAN MATEO, CA, JANUARY 25, 2001 -- Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $149.5 million, including net pre-tax realized gains of approximately $17 million more than the previous quarter or $0.05 per share diluted after tax. Net income was $0.61 per share diluted, on revenues of $564.1 million for the quarter ended December 31, 2000, compared with net income of $140.8 million, or $0.58 per share diluted, on revenues of $593.1 million in the preceding quarter and net income of $137.5 million, or $0.55 per share diluted, on revenues of $565.7 million in the comparable quarter a year ago. Operating revenues for this quarter decreased 5% from the quarter ended September 30, 2000, due to a decrease in average assets under management and reduced underwriting and distribution fee revenues. The company's operating expenses were down this quarter as compared to last quarter, despite the increase in compensation expense primarily related to annual salary increases awarded at fiscal year end.

      As of December 31, 2000, assets under management by the company's subsidiaries were $226.9 billion, as compared to $235.0 billion at this time last year. Simple monthly average assets under management during the current quarter were $226.5 billion compared to $231.4 billion in the preceding quarter and $224.1 billion in the same quarter a year ago. Approximately $3.7 billion of assets under management were added in October 2000 from the company's Bissett & Associates Investment Management Ltd. acquisition. Equity assets now comprise 65% of total assets under management as compared to 66% at December 31, 1999. Fixed income assets now comprise 29% of total assets under management as compared to 27%, at the same time last year. For the three-month period ended December 31, 2000, sales and reinvested dividends exceeded redemptions ("net inflows") complex-wide by $2.6 billion. In the quarter ended September 30, 2000, redemptions exceeded sales and reinvested dividends ("net outflows") by $1.6 billion and in the quarter ended December 31, 1999 net inflows were $0.7 billion. Domestic equity and fixed income products continued to have strong relative performance to peer groups, while our global equity products' relative performance improved materially compared to peer groups.

FIRST QUARTER 2001 HIGHLIGHTS

PERFORMANCE AND PRODUCTS
o Franklin Templeton Investments' overall U.S. domestic diversified equity funds ranked #2 out of the 20 largest fund companies for one-year performance through December 31, 2000, up from #7 last year and #20 in 1998 (Kanon Bloch Carre industry report, January 2001).

o Franklin Income Fund Class A ranked #1 out of 88 funds in LIPPER'S Income Funds category for its one-year performance of 20.59%.

o Franklin Convertible Securities Fund Class A ranked #1 out of 64 funds in LIPPER'S Convertible Securities Funds category for its one-year performance of 15.36%.

o Mutual Series value-oriented products were up between 12% and 14% in 2000, with Mutual Financial Services up 31%, placing all in their top two LIPPER quartiles.

o Ninety-nine percent of Franklin tax-free income Class A assets were rated four- or five-star by Morningstar. Sixty-nine percent ranked in the top half of their LIPPER peer groups for one-year period and 91% for five-year period ended December 31, 2000.

o For the calendar year 2000, 83% of the Templeton retail funds were in the top half of their LIPPER peer groups. Templeton Growth Fund recorded return of 1.74%, beating the MSCI World Index's -12.92% and LIPPER'S Global Funds Average of -10.27%.

o The following equity and taxable fixed income funds ranked in the top quartile in their respective LIPPER categories for one-year return of their Class A shares as of December 31, 2000: Franklin Equity Income Fund, Franklin Growth and Income Fund, Franklin Growth Fund, Franklin Real Estate Securities Fund, Franklin Strategic Income Fund, Franklin Strategic Mortgage Fund, Franklin Utilities Fund, Mutual Discovery Fund, Mutual European Fund, Mutual Financial Services Fund and Templeton Growth Fund.

o Franklin Global Health Care Fund Class A was up 69.27% for one-year performance as of December 31, 2000.

o Bissett Canadian Equity Fund Class A returned 19.7% for the year ended December 31, 2000, outperforming the TSE 300 Index's return of 7.4%.

o Franklin Private Client Group's calendar year-end assets under management increased more than 64% over 1999. Small cap, the group's fastest growing investment strategy, returned approximately 9.20% for the year ended December 31, 2000 while its benchmark, the Russell 2000 Growth Index, was down -22.43% for the same time period.

o Introduced Franklin Global Growth Fund and Franklin Global Aggressive Growth Fund in U.S. and Franklin World Growth Fund in Canada. Fiduciary Trust Company International is advising the funds on behalf of Franklin.

o In partnership with Merrill Lynch, Franklin Templeton Investments launched portfolios for NextGen(SM) College Savings Program, qualified state tuition savings program under section 529 of the Internal Revenue Code, and offered by the State of Maine.

GLOBAL BUSINESS DEVELOPMENTS
o Agreed to acquire Fiduciary Trust Company International to strengthen presence in high net worth and institutional markets worldwide. Acquisition scheduled to close by March 2001, pending shareholder and regulatory approvals.

o Cross-company teams established to examine most effective ways to leverage the strengths of the businesses with Fiduciary.

o    Purchase  of  Bissett  &   Associates   Investment   Management   Ltd.,   a
     top-performing Canadian equity and fixed income manager, completed in early October.

o Launched Wealth Management Group to serve high net worth individuals, families, and private foundations in the western U.S. with personalized investment management and comprehensive fiduciary services. Customized multiple mandates and alternate investment strategies are provided.

o Received license from Swiss Federal Banking Commission to market over 30 equity and bond funds in Switzerland.

GLOBAL SERVICE ENHANCEMENTS
o U.S. domestic transfer agent ranked fifth out of the ten Top Market Leaders in service rating agency Dalbar's, "Overall Operations Support" category, up from ninth place in 1999.

o Canadian client service team achieved new highs in Dalbar's "Overall Client Service" by ranking 4th out of 18 firms for English language service in 2000, up from 9th in 1999, and 5th of 14 firms for French language service in 2000, up from 11th in 1999.

o Dalbar named franklintempleton.com's investment representative site a top five "Mutual Fund Overall Web Site" for financial professionals.

o    Online  quarterly  statements  made  available  to  fund  shareholders  via
     franklintempleton.com   and  wholesaler   look-up   feature  added  to  the
     investment representative site.

o Franklin, Templeton and Mutual Series listings now listed under one heading in THE WALL STREET JOURNAL (R) and other newspapers, allowing shareholders and investmenT representatives to track more easily all of Franklin Templeton's U.S. mutual fund performance returns.

 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS

 (DOLLAR AMOUNTS IN THOUSANDS EXCEPT ASSETS              THREE MONTHS ENDED
 UNDER MANAGEMENT AND PER SHARE DATA)                        DECEMBER 31

                                                                            %
                                                        2000        1999  CHANGE
 OPERATING REVENUES
 Investment management fees                          $345,785    $344,042     1%
 Underwriting and distribution fees                   164,362     164,243      -
 Shareholder servicing fees                            48,222      51,759   (7)%
 Other                                                  5,705       5,623     1%
                                                      --------------------------
 TOTAL OPERATING REVENUES                             564,074     565,667      -
                                                      --------------------------

 OPERATING EXPENSES
 Underwriting and distribution                        145,684     143,168     2%
 Compensation and benefits                            141,859     130,849     8%
 Information systems, technology                       57,528      51,631    11%
   and occupancy
 Advertising and promotion                             22,126      22,545   (2)%
 Amortization of deferred sales commissions            18,236      20,631  (12)%
 Amortization of intangible assets                      9,909       9,283     7%
 Other                                                 19,754      19,925   (1)%
                                                      --------------------------
 TOTAL OPERATING EXPENSES                             415,096     398,032     4%
                                                      --------------------------
 OPERATING INCOME                                     148,978     167,635  (11)%
                                                      --------------------------
 OTHER INCOME (EXPENSE)
 Investment and other income                           49,956      16,679   200%
 Interest expense                                     (2,270)     (3,364)  (33)%
                                                      --------------------------
 OTHER INCOME (EXPENSE), NET                           47,686      13,315   258%
                                                      --------------------------
 Income before taxes on income                        196,664     180,950     9%
 Taxes on income                                       47,199      43,428     9%
                                                      --------------------------
 NET INCOME                                          $149,465    $137,522     9%
                                                     ===========================

 EARNINGS PER SHARE
      Basic                                             $0.61       $0.55    11%
      Diluted                                           $0.61       $0.55    11%

 DIVIDENDS PER SHARE                                   $0.065       $0.06     8%

 AVERAGE SHARES OUTSTANDING (IN THOUSANDS)
      Basic                                           243,708     250,432   (3)%
      Diluted                                         244,409     250,592   (2)%

 EBITDA MARGIN(1)                                         38%         37%     3%
 OPERATING MARGIN(2)                                      26%         30%  (13)%

 ASSETS UNDER MANAGEMENT (IN MILLIONS)

 Beginning of Period                                 $229,923    $218,100     5%
        Sales                                          12,678      10,986    15%
        Reinvested Dividends                            5,419       4,181    30%
        Redemptions                                  (15,472)    (14,435)     7%
  (Depreciation)/appreciation                         (5,639)      16,215    N/A
 END OF PERIOD                                       $226,909    $235,047   (3)%
 SIMPLE MONTHLY AVERAGE FOR PERIOD                   $226,534    $224,135     1%

(1) EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues.
(2)  Operating Margin: Operating income divided by total operating revenues.

FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT
   PER SHARE DATA)                                      THREE MONTHS ENDED
                                  31-DEC-00    30-SEP-00      %      30-JUN-00     31-MAR-00     31-DEC-99
                                                           CHANGE

OPERATING REVENUES

Investment management fees         $345,785     $354,265     (2)%     $344,805      $356,009     $344,042
Underwriting and distribution fees  164,362      179,728     (9)%      165,181       200,133      164,243
Shareholder servicing fees           48,222       52,312     (8)%       54,143        53,202       51,759
Other                                 5,705        6,745    (15)%        4,768         3,182        5,623
                                   ----------------------------------------------------------------------
TOTAL OPERATING REVENUES            564,074      593,050     (5)%      568,897       612,526      565,667
                                   ----------------------------------------------------------------------
OPERATING EXPENSES
Underwriting and distribution       145,684      160,416     (9)%      142,684       176,876      143,168
Compensation and benefits           141,859      137,155       3%      133,125       134,581      130,849
Information systems, technology      57,528       59,890     (4)%       50,708        51,441       51,631
 and occupancy
Advertising and promotion            22,126       27,477    (19)%       25,279        25,895       22,545
Amortization of deferred sales       18,236       20,416    (11)%       20,980        21,600       20,631
commissions
Amortization of intangible assets     9,909        9,314       6%        9,283         9,283        9,283
Other                                19,754       23,483    (16)%       18,006        20,773       19,925
                                   ----------------------------------------------------------------------
TOTAL OPERATING EXPENSES            415,096      438,151     (5)%      400,065       440,449      398,032
                                   ----------------------------------------------------------------------
OPERATING INCOME                    148,978      154,899     (4)%      168,832       172,077      167,635
                                   ----------------------------------------------------------------------

OTHER INCOME (EXPENSE)
Investment and other income          49,956       33,841      48%       19,836        19,752       16,679
Interest expense                    (2,270)      (3,418)    (34)%      (3,998)       (3,180)      (3,364)
                                   ----------------------------------------------------------------------
OTHER INCOME (EXPENSE), NET          47,686       30,423      57%       15,838       16,572        13,315
                                   ----------------------------------------------------------------------
Income before taxes on income       196,664      185,322       6%      184,670      188,649       180,950
Taxes on income                      47,199       44,499       6%       44,300       45,275        43,428
                                   ----------------------------------------------------------------------
NET INCOME                         $149,465     $140,823       6%     $140,370     $143,374      $137,522
                                   ======================================================================
EARNINGS PER SHARE
     Basic                            $0.61        $0.58       5%        $0.58        $0.58         $0.55
     Diluted                          $0.61        $0.58       5%        $0.58        $0.58         $0.55

DIVIDENDS PER SHARE                  $0.065        $0.06       8%        $0.06        $0.06         $0.06

AVERAGE SHARES OUTSTANDING (IN
  THOUSANDS)
     Basic                          243,708      243,665        -      243,542      246,826       250,432
     Diluted                        244,409      244,078        -      243,741      246,998       250,592

EBITDA MARGIN(1)                        38%          35%       9%          37%          35%           37%
OPERATING MARGIN(2)                     26%          26%        -          30%          28%           30%

EMPLOYEES                             6,328        6,489     (2)%        6,454        6,447         6,631
BILLABLE SHAREHOLDER ACCOUNTS (IN       9.7          9.2       5%         10.5         10.5           9.9
MILLIONS)

(1) EBITDA Margin: Earnings before interest taxes on income, depreciation and the amortization of intangibles divided by total revenues.
(2)  Operating Margin: Operating income divided by total operating revenues.

FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(DOLLAR AMOUNTS IN THOUSANDS)
                                               PRELIMINARY
                                                  DECEMBER          SEPTEMBER
                                                  31, 2000           30, 2000


ASSETS

Current Assets                                  $1,568,222         $1,656,294
Banking Finance Assets                             339,171            299,562
Other Assets                                     2,184,984          2,086,587
--------------------------------------------------------------------------------
TOTAL ASSETS                                    $4,092,377         $4,042,443
--------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                               $404,396           $489,559
Banking/Finance Liabilities                        266,964            238,954
Other Liabilities                                  342,725            348,437
--------------------------------------------------------------------------------
Total Liabilities                                1,014,085          1,076,950
Total Stockholders' Equity                       3,078,292          2,965,493
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $4,092,377         $4,042,443
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING          244,129            243,730
--------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
     (In billions)

                                       31-DEC-00     30-SEP-00     30-JUN-00     31-MAR-00      31-DEC-99
    EQUITY
                Global/international       $96.4         $97.6        $103.6        $106.2         $111.0
                Domestic                    50.0          53.9          49.6          49.3           44.3
                                         ----------------------------------------------------------------
                Total Equity               146.4         151.5         153.2         155.5          155.3
                                         ----------------------------------------------------------------

    HYBRID FUNDS                            10.1           9.3           8.9           9.0            9.6

    FIXED INCOME
                Tax-free                    45.0          44.0          43.8          44.6           45.2
                Taxable
                   Domestic                 16.2          15.6          15.3          15.0           15.4
                   Global/international      3.7           4.2           3.5           3.6            3.9
                                         ----------------------------------------------------------------
                Total Fixed Income          64.9          63.8          62.6          63.2           64.5

    MONEY FUNDS                              5.5           5.3           5.2           5.7            5.6
                                         ----------------------------------------------------------------

TOTAL ENDING ASSETS                       $226.9        $229.9        $229.9        $233.4         $235.0
                                         ----------------------------------------------------------------

                                         ----------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS             $226.5        $231.4        $228.0        $231.0         $224.1
                                         ================================================================





ASSETS UNDER MANAGEMENT & FLOWS
     (IN BILLIONS)
                                                              THREE MONTHS ENDED
                                       31-DEC-00     30-SEP-00      % CHANGE     31-DEC-99      % CHANGE

BEGINNING ASSETS UNDER MANAGEMENT         $229.9        $229.9             -        $218.1            5%
     US RETAIL ASSETS
      Beginning Assets                    $174.1        $172.5            1%        $166.2            5%
      --------------------------------------------------------------------------------------------------
      Sales                                  7.9           8.3          (5)%           7.4            7%
      Reinvested Dividends                   5.0           0.6          733%           4.1           22%
      Redemptions                         (10.9)        (10.0)            9%        (10.9)             -
      Appreciation/(Depreciation)          (7.6)           2.7           N/A           8.8           N/A
      --------------------------------------------------------------------------------------------------
      Ending Assets                        168.5         174.1          (3)%         175.6          (4)%
      --------------------------------------------------------------------------------------------------

     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
      Beginning Assets                      55.8          57.4          (3)%          51.9            8%
      --------------------------------------------------------------------------------------------------
      Sales                                  4.8           3.3           45%           3.6           33%
      Reinvested Dividends                   0.4           0.0          100%           0.1          300%
      Redemptions                          (4.6)         (3.8)           21%         (3.6)           28%
      Appreciation/(Depreciation)            2.0         (1.1)           N/A           7.4         (73)%
      --------------------------------------------------------------------------------------------------
      Ending Assets                         58.4          55.8            5%          59.4          (2)%
      --------------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT            $226.9        $229.9          (1)%        $235.0          (3)%

TOTAL ASSETS UNDER MANAGEMENT
       BEGINNING ASSETS                   $229.9        $229.9             -        $218.1            5%
      --------------------------------------------------------------------------------------------------
       Sales                                12.7          11.6            9%          11.0           15%
       Reinvested Dividends                  5.4           0.6          800%           4.2           29%
       Redemptions                        (15.5)        (13.8)           12%        (14.5)            7%
       Appreciation/(Depreciation)         (5.6)           1.6           N/A          16.2           N/A
      --------------------------------------------------------------------------------------------------
       ENDING ASSETS                      $226.9        $229.9          (1)%         235.0          (3)%
      --------------------------------------------------------------------------------------------------

Note: A significant number of institutional assets are invested in U.S. Retail funds and are
disclosed in that category in the above table.   Total institutional assets at December 31, 2000
were over $50 billion.


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE
     (In billions)

                                                         THREE MONTHS ENDED
                                                    31-DEC-00     30-SEP-00     31-DEC-99

GLOBAL/INTERNATIONAL EQUITY
      Beginning Assets                                  $97.6        $103.6         $96.8
      -----------------------------------------------------------------------------------
      Sales                                               3.7           3.8           5.4
      Reinvested Dividends                                2.9           0.0           2.1
      Redemptions                                       (6.7)         (6.6)         (5.9)
      Appreciation/(Depreciation)                       (1.1)         (3.2)          12.6
      -----------------------------------------------------------------------------------
      Ending Assets                                      96.4          97.6         111.0
      -----------------------------------------------------------------------------------

DOMESTIC EQUITY
      Beginning Assets                                   53.9          49.6          37.6
      -----------------------------------------------------------------------------------
      Sales                                               3.4           3.7           2.0
      Reinvested Dividends                                1.7           0.0           1.4
      Redemptions                                       (2.3)         (2.6)         (2.5)
      Appreciation/(Depreciation)                       (6.7)           3.2           5.8
      -----------------------------------------------------------------------------------
      Ending Assets                                      50.0          53.9          44.3
      -----------------------------------------------------------------------------------

HYBRID
      Beginning Assets                                    9.3           8.9          10.2
      -----------------------------------------------------------------------------------
      Sales                                               0.2           0.2           0.2
      Reinvested Dividends                                0.2           0.1           0.1
      Redemptions                                       (0.4)         (0.4)         (0.6)
      Appreciation/(Depreciation)                         0.8           0.5         (0.3)
      -----------------------------------------------------------------------------------
      Ending Assets                                      10.1           9.3           9.6
      -----------------------------------------------------------------------------------

TAX-FREE INCOME
      Beginning Assets                                   44.0          43.8          48.2
      -----------------------------------------------------------------------------------
      Sales                                               0.9           0.8           0.9
      Reinvested Dividends                                0.3           0.3           0.3
      Redemptions                                       (1.2)         (1.3)         (2.4)
      Appreciation/(Depreciation)                         1.0           0.4         (1.8)
      -----------------------------------------------------------------------------------
      Ending Assets                                      45.0          44.0          45.2
      -----------------------------------------------------------------------------------

TAXABLE FIXED INCOME
      Beginning Assets                                   19.8          18.8          19.7
      -----------------------------------------------------------------------------------
      Sales                                               1.5           1.3           1.0
      Reinvested Dividends                                0.2           0.1           0.2
      Redemptions                                       (1.3)         (1.0)         (1.2)
      Appreciation/(Depreciation)                       (0.3)           0.6         (0.4)
      -----------------------------------------------------------------------------------
      Ending Assets                                      19.9          19.8          19.3
      -----------------------------------------------------------------------------------

MONEY  FUNDS
      Beginning Assets                                    5.3           5.2           5.6
      -----------------------------------------------------------------------------------
      Sales                                               3.0           1.8           1.5
      Reinvested Dividends                                0.1           0.1           0.1
      Redemptions                                       (3.6)         (1.9)         (1.9)
      Appreciation/(Depreciation)                         0.7           0.1           0.3
      -----------------------------------------------------------------------------------
      Ending Assets                                       5.5           5.3           5.6
      -----------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                         $226.9        $229.9        $235.0


CONFERENCE CALL INFORMATION

As previously announced, members of the investment community and general public are invited to listen to the conference call TODAY, THURSDAY, JANUARY 25, 2001 AT 1:30 PM PACIFIC TIME, by dialing one of the following numbers approximately TEN MINUTES prior to the scheduled starting time: (800) 230-1085 (U.S. callers) or (612) 288-0340 (international callers.)

A live broadcast of the conference call will also be available on the Internet. To access the call, visit franklintempleton.com and click the appropriate hotlink on the home page.

REPLAY

A replay of the conference call will be available beginning January 25, 2001 at 5:00 pm Pacific Time and will run through February 1, 2001 at 11:59 pm Pacific Time. To access the replay, please dial (800) 475-6701 (U.S. callers) or (320) 365-3844 (international callers) and enter access code 561146.

      Franklin Templeton Investments provides global and domestic investment management, shareholder and distribution services to the Franklin, Templeton and Mutual Series mutual funds, institutional and private accounts in approximately 125 different nations worldwide. Franklin Templeton Investments' headquarters are located at 777 Mariners Island Blvd., San Mateo, CA.

FORWARD-LOOKING STATEMENTS:

      Statements in this presentation regarding Franklin Resources, Inc.'s business and proposed acquisition of Fiduciary Trust Company International which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include the following:

o    We face strong competition from numerous and sometimes larger companies.

o    Competing securities dealers and banks could restrict sales of our funds.

o Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.

o New share classes that we have introduced yield lower revenues and have reduced operating margins.

o If our asset mix shifts to predominantly fixed-income products, our revenues could decline.

o We have become subject to an increased risk of asset volatility from changes in the global equity markets.

o The levels of our assets under management are subject to significant fluctuations.

o We face risks associated with conducting operations in numerous foreign countries.

o General economic and securities markets fluctuations may reduce our sales and market share.

o Our inability to meet cash needs could have a negative effect on our financial condition and business operations.

o    We face increased competition in hiring and retaining qualified employees.

o Our emerging market portfolios and related revenues are vulnerable to political and economic risks associated with emerging markets.

o Diverse and strong competition limits the interest rates that we can charge on consumer loans.

o Following the acquisition we will be subject to Federal Reserve Board regulation.

o Fluctuating market prices that could cause the value of the Franklin's stock to be received by the Fiduciary shareholders to be less than its current value.

o The acquisition could adversely affect Franklin's combined financial results on the market price of its common stock.

o Franklin may not be able to achieve the benefits it expects from the acquisition.

o Uncertainties associated with the acquisition may cause Fiduciary to be clients.

      Please also refer to the risk factors described in Franklin's recent filings with the U.S. Securities and Exchange Commission, especially with respect to Franklin, the "Forward-Looking Statements" section of the Management's Discussion and Analysis Of Financial Condition and Results of Operations in Franklin's From 10-K for the fiscal year ended September 30, 2000.

ADDITIONAL INFORMATION:

      On December 26, 2000, Franklin filed a registration statement with the U.S. Securities and Exchange Commission in connection with its proposed acquisition of Fiduciary Trust Company International. Franklin and Fiduciary will be jointly preparing an amendment to the registration statement and will be filing such amendment with the Securities and Exchange Commission as soon as practicable. FIDUCIARY TRUST COMPANY INTERNATIONAL SHAREHOLDERS ARE URGED TO READ THE PROSPECTUS AND THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION. Investors will be able to obtain these documents free of charge at the Commission's website at www.sec.gov or from Franklin by directing such requests to Investor Relations, Franklin Resources, Inc., 777 Mariners Island Blvd., San Mateo, CA 94409, (tel: 1-800-632-2350 x28900).